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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                December 6, 2005
                                -----------------

                                 DATASCOPE CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)

    Delaware                            0-6516                   13-2529596
 --------------------            --------------------       --------------------
(State or other jurisdiction         (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)

 14 Philips Parkway
 Montvale, New Jersey                                             07645-9998
 --------------------                                             -----------
(Address of principal executive offices)                          (Zip Code)

(Registrant's telephone number, including area code)            (201) 391-8100
                                                                --------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement

         On December 6, 2005, at an annual meeting of shareholders, the shareholders of Datascope Corp. approved the adoption of the Datascope Corp. 2005 Equity Incentive Plan (the "Plan"). A summary of the material terms of the Plan is set forth below.

SUMMARY OF THE PLAN

         The following general description of certain features of the Plan is qualified in its entirety by reference to the Plan. Capitalized terms not otherwise defined in this summary have the meanings given to them in the Plan.


         General. The Plan will authorize the grant of Performance Shares, Performance Units, Options, Stock Appreciation Rights, Restricted Shares, and Deferred Shares (collectively called "Awards"). Options granted under the Plan may be either "incentive stock options" as defined in section 422 of the Internal Revenue Code (the "Code"), or nonqualified stock options, as determined by the Compensation Committee of the Board of Directors of Datascope Corp. (the "Committee").


         Number of Shares Authorized. The number of shares of common stock (the "Common Stock"), par value $0.01 per share, of Datascope Corp. (the "Corporation") initially available for award under the Plan is 1,200,000 shares. The maximum number of shares that may be issued upon the exercise of incentive stock options shall not exceed 120,000 in the aggregate. The Plan provides that the number of shares available for issuance is reduced by a factor of two to one for each share issued pursuant to an Award other than an Option. Accordingly, if the Compensation Committee grants all Awards under the Plan in the form of Restricted or Deferred Shares, for example, the maximum number of shares that may be issued is 600,000.


         If any Award is forfeited, or if any Option terminates, expires or lapses without being exercised, shares of Common Stock subject to such Award will again be available for future grant. In addition, any shares under the Plan that are used to satisfy award obligations under the plan of another entity that is acquired by the Corporation will not count against the remaining number of shares available. Finally, if there is any change in the Corporation's corporate capitalization, the Committee in its sole discretion may cancel and make substitutions of Awards or may adjust the number of shares available for award under the Plan, the number and kind of shares covered by Awards then outstanding under the Plan and the exercise price of outstanding Options and Stock Appreciation Rights.


         Administration. The Committee will administer the Plan. Subject to the other provisions of the Plan, the Committee has the authority to:


o   interpret the Plan;


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o   establish and amend rules and regulations relating to the Plan;

o select the participants and determine the type of Awards to be made to participants, the number of shares subject to Awards and the terms, conditions, restrictions and limitations of Awards; and

o make all other determinations it deems necessary or advisable for the administration of the Plan.

o The Committee may also delegate to one or more officers of the Corporation the authority to grant Awards to participants who are not subject to Section 16 of the Exchange Act or Section 162(m) of the Code.

         Eligibility. The Plan provides that Awards may be granted to employees, nonemployee directors and consultants of the Corporation or its subsidiaries. Incentive stock options may be granted only to employees. The maximum number of shares that may be awarded to a participant in any fiscal year shall not exceed 300,000 in the aggregate.


         Each Award granted under the Plan will be evidenced by a written award agreement between the participant and the Corporation, which will describe the Award and state the terms and conditions to which the Award is subject. The principal terms and conditions of each particular type of Award are described below.


Performance Awards

         Awards of Performance Shares and Performance Units may be made under the Plan. A Performance Share is a book-entry unit with a value equal to one share of Common Stock. A Performance Unit is a book-entry unit with a value equal to $1.00. A grant of Performance Shares or Performance Units will vest and become payable to the participant upon the achievement during a specified performance period of performance objectives established by the Committee. Except in the case of Qualified Performance-Based Awards, the Committee may modify performance objectives in whole or in part, during the performance period, as it deems appropriate and equitable.


         Performance objectives may be established on a Corporation-wide basis; with respect to one or more subsidiaries, business units, divisions, department, or functions; and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. Performance objectives, the number of Units to which they pertain, the time and manner of payment of the Award shall be specified in the Award agreement. Payment of Performance Shares and Performance Units may be made in cash or shares of Common Stock.



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         In the case of Qualified Performance-Based Awards, the applicable performance objectives are limited to one or more of the following:


o specified levels of or increases in the Corporation's, a division's, or a subsidiary's return on capital, equity or assets;

o earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes ("EBIT") and earnings before interest, taxes, depreciation and amortization ("EBITDA");

o   net economic profit (which is operating earnings minus a charge to capital);

o   net income;

o   sales;

o   sales growth;

o   gross margin;

o   direct margin;

o share price (including but not limited to growth measures and total shareholder return);

o   operating profit;

o per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital);

o   inventory turns;

o   financial return ratios;

o   market share;

o   balance sheet measurements such as receivable turnover;

o   improvement in, or attainment of, expense levels;

o   improvement in, or attainment of, working capital levels;

o   debt reduction;


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o   strategic innovations;

o   customer or employee satisfaction; and

o   individual objectives.

         The Committee may also condition the grant and vesting or exercise of Options, Stock Appreciation Rights, Restricted Shares and Deferred Shares on the achievement of performance objectives as described above.


Options

         An Option is the right to purchase shares of Common Stock for a specified period of time at a fixed price (the "exercise price"). Each Option agreement will specify the exercise price, the type of Option, the term of the Option, the date when the Option will become exercisable and any applicable performance goals.


         Exercise Price. The Committee will determine the exercise price of an Option at the time the Option is granted. The exercise price under an incentive stock option or non-qualified stock option will not be less than 100% of the fair market value of Common Stock on the date the Option is granted. However, any optionee who owns more than 10% of the combined voting power of all classes of the Corporation's outstanding Common Stock (a "10% Stockholder") will not be eligible for the grant of an Option unless the exercise price of the Option is at least 110% of the fair market value of the Common Stock on the date of grant.


         Consideration. The means of payment for shares issued upon exercise of an Option will be specified in each Option agreement and generally may be made by cash, certain other shares of Common Stock owned by the optionee for at least six months (including Restricted Shares), deferred payment through a broker or bank from the proceeds of the sale of the shares purchased through the exercise of the Option (a "cashless exercise"), or any combination of the foregoing methods. If an Option is exercised with Restricted Shares that have not yet vested, the shares received upon exercise of the Option will, unless otherwise determined by the Committee, be subject to the same restrictions as the Restricted Shares.


         Term of the Option. The term of an Option granted under the Plan will be no longer than ten years from the date of grant. In the case of an Option granted to a 10% Stockholder, the term of an incentive stock Option will be for no more than five years from the date of grant.



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Stock Appreciation Rights

         A stock appreciation right ("SAR") entitles the recipient to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of shares of Common Stock from the date of the grant of the SAR and the date of exercise, payable in cash, shares of Common Stock, or any combination thereof. Any grant may specify a waiting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR shall be exercisable, and may specify that the SAR may be exercised only in the event of a change of control of the Corporation or similar event. No SAR may be exercised more than ten years from the grant date. The Committee may provide that an SAR is deemed to be exercised at the close of business on the date the SAR expires if such an exercise would result in a payment to the SAR holder.


Restricted and Deferred Shares

         An Award of Restricted Shares is a grant to the recipient of a specified number of shares of Common Stock which are subject to forfeiture upon specified events during the restriction period. Each grant of Restricted Shares will specify the length of the restriction period and will include restrictions on transfer to third parties during the restriction period.


         An Award of Deferred Shares is an agreement by the Corporation to deliver to the recipient a specified number of shares of Common Stock at the end of a specified deferral period, subject to the fulfillment of conditions specified by the Committee.


General Provisions

         Vesting. Each grant of Performance Shares and Performance Units will specify the performance objectives that must be achieved in order for payment to be made. Each grant of Options or SARs shall specify the length of service and/or any applicable performance goals that must be achieved before it becomes exercisable. Each grant of Restricted Shares shall specify the duration of the restriction period and any other conditions that under which the Restricted Shares would be forfeitable to the Corporation, including any applicable performance goals. Each grant of Deferred Shares shall specify the deferral period and any other conditions to which future delivery of shares to the recipient is subject, including any applicable performance goals. Each grant may provide for the early exercise of rights or termination of a restriction or deferral period in the event of a Change in Control or similar transaction or event.

         Dividends/Ownership Rights. Unless otherwise provided by the Committee an Award of Restricted Shares entitles the Participant to dividend, voting and other ownership rights during the restriction period. An Award of Deferred Shares does not entitle the Participant to any transfer, voting or any other ownership rights with respect to the Deferred Shares. Any grant of Performance Shares, SARs, or Deferred Shares may provide for the payment of dividend equivalents in cash or additional shares.


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         Nontransferability of Awards. In general, during a participant's lifetime, his or her Awards shall be exercisable only by the participant and shall not be transferable other than by will or laws of descent and distribution. However, the Committee may provide for limited lifetime transfers of Awards, other than incentive stock options, to certain family members. In addition, an Award grant may provide for additional transfer restrictions on vested shares received upon exercise delivery or payment of an Award, including restrictions relating to minimum share ownership requirements applicable to any participant.

         Termination of Employment or Consulting Services. The Committee may take actions which it believes equitable under the circumstances or in the best interest of the Corporation with respect to Awards that are not fully vested in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Committee, other termination or a leave of absence that is approved by the Committee, or in the event of hardship or other special circumstances that are approved by the Committee. Unless otherwise determined by the Committee, a Participant who is terminated for "Cause" (as defined in an applicable employment/consulting or severance agreement or Award agreement, or if no such agreement applies or contains such term, as determined by the Committee) shall forfeit all unexercised, unearned, and/or unpaid Awards, including vested Awards.

         Award Deferrals. An Award Agreement may provide for the deferral of any Award, dividend or dividend equivalent until a time established by the Committee. Deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant on a form provided by the Corporation. Deferred Awards may also be credited with interest at rates determined by the Committee, or with dividends or dividend equivalents if the deferred Award is denominated in shares.

Change in Control

         Unless otherwise determined by the Committee, in the event of a Change in Control, all Awards other than Options and SARs shall become non-forfeitable and converted to Shares where applicable, and any unexercised Option or SAR shall become fully exercisable. Alternatively, the Committee may cancel and cash out outstanding Awards or arrange for the substitution of outstanding Awards with fully vested new awards of equal value. If a Change of Control occurs during one or more performance periods for which the Committee has not yet made a determination as to whether the applicable performance objectives were met, the performance period shall immediately terminate and it shall be assumed that the applicable performance objectives have been attained at a level of one hundred percent (100%). A participant shall be considered to have earned, and therefore be entitled to receive, payment of a prorated portion of the performance Awards that he or she would have received for the whole performance period, based on the portion of the performance period completed before the Change in Control.



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    A "Change in Control" is defined in the Plan as:


o an acquisition of more than thirty five percent (35%) of the voting power of the Corporation's securities, other than (a) an acquisition by or from the Corporation, or any subsidiary of the Corporation, or by an employee benefit plan maintained by the Corporation or any subsidiary, (b) an acquisition by a person who as of the effective date of the Plan owns 15% or more of the Corporation's then outstanding shares of Common Stock, (c) an acquisition by an individual who is a member of the Board as of the effective date of the Plan, (d) an acquisition by an underwriter in a firm commitment underwriting of securities to be issued by the Corporation, or (e) an acquisition by any corporation or other entity if immediately following such acquisition, 65% or more of that company's equity and voting power, are owned by the same individuals or entities who owned the Corporation prior to the acquisition, in substantially the same proportions;

o a sale or other disposition of all or substantially all of the Corporation's assets;

o approval of a reorganization, merger or consolidation of the Corporation, other than such an event which would result in the voting power of the Corporation's securities prior to the transaction continuing to represent 65% or more of the voting power of the Corporation's or other surviving entity's securities immediately after the event;

o   approval of a plan of liquidation or dissolution of the Corporation;

o the individuals on the Board as of the effective date of the Plan or new directors whose directorship was approved by at least two-thirds of the directors still in office who were directors (or whose directorship was previously approved) on the effective date of the Plan cease to constitute a majority of the Board;

o the sale or other disposition of the Corporation and/or its subsidiaries, in one transaction or a series of related transaction within 18 consecutive months of assets accounting for fifty percent (50%) or more of the consolidated revenues of the Corporation and its subsidiaries; other than transactions in which substantially all the proceeds are used to continue conducting the business of the Corporation and/or its subsidiaries; or

o notwithstanding the above-listed events, in the case of a distribution under the Plan of "deferred compensation" subject to section 409A of the Code, an event which constitutes a change in control under section 409A of the Code.

         Effective Date, Amendments, and Termination of the Plan. The Plan will effective upon its approval by the shareholders of the Corporation. The Board of Directors has the authority to amend or terminate the Plan at any time; provided, however, that shareholder approval is required for any amendment which
(i) materially increases the number of shares available for Awards under the Plan (other than to reflect a change in the Corporation's capital structure),
(ii) materially increases the maximum number of shares allowed for grants to any participant, (iii) materially changes the class of persons eligible to receive grants of Awards or the types of Awards available under the Plan, (iv) materially increases the benefits to participants under the Plan, or (v) as otherwise required by applicable law or Nasdaq rule. Further, no Award may be repriced, replaced, regranted through cancellation, or modified without shareholder approval. Finally, the Plan will terminate automatically ten years after it is approved by shareholders.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DATASCOPE CORP.

                           Registrant

                           By:  /s/ Fred Adelman
                           ------------------------------
                           VP, Chief Accounting Officer
                           and Corporate Controller



Dated: December 13, 2005



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                                  EXHIBIT INDEX

Exhibit 10.1  Datascope Corp. 2005 Equity Incentive Plan